--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                     --------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             MARCH 22, 2005                                333-05188-A
     -----------------------------                   ------------------------
     Date of  Report (Date of                        Commission File Number
     earliest event reported)


                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                       65-0669842
---------------------------------                   ------------------------
(State or other jurisdiction of                         (I.R.S. Employer)
incorporation or organization)                        Identification Number


                        100 N. BISCAYNE BLVD., SUITE 1200
                              MIAMI, FLORIDA 33132
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT OF SENT PAID SERVICES AGREEMENT FROM SBC PAY PHONES

On March 22, 2005, the Company's wholly-owned subsidiary, Phone 1, Inc. ("Phone 1"), entered into an amendment (the "Amendment") to the Sent Paid Services Agreement From SBC Pay Phones, between Phone 1 and SBC Services, Inc., dated December 10, 2002 and amended on April 3, 2003, July 14, 2003 and August 5, 2003 (the "Agreement").

The Agreement was amended to change the distribution of revenues resulting from calls made through SBC's phones using Phone 1's coin services. As a result of these changes, Phone 1 has increased the percentage of revenues it will receive from the Phone 1's services provided under the Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHONE1GLOBALWIDE, INC.



Date:  March 24, 2005            By:     /s/ Syed Naqvi
                                      ----------------------------------------
                                          Name: Syed Naqvi
                                          Title:   Chief Financial Officer




                                       3